UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 10, 2015

TIPTREE FINANCIAL INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-33549	38-3754322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 21st Floor New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 446-1400
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 13, 2015, Tiptree Financial Inc. (the “Company” or “Tiptree”) issued a press release announcing its results of operations for the quarter ended September 30, 2015. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2015, Geoffrey N. Kauffman, the Co-Chief Executive Officer of the Company, notified the Board of Directors of the Company (the “Board”) of his decision to resign as an employee and director of the Company to pursue other opportunities effective immediately.  The Board thanks Mr. Kauffman for his many contributions to Tiptree and wishes him well in his future endeavors.

Pursuant to a separation agreement, dated as of November 10, 2015, by and among Tiptree Operating Company, LLC and Geoffrey N. Kauffman, Mr. Kauffman will be entitled to payments in the aggregate amount of $6,459,017 in cash and the other benefits provided for in his Employment Agreement. A payment of $1,250,000 will be paid in December 2015 and the remaining $5,209,017 will be paid in three equal installments in June 2016, January 2017 and January 2018.

The Board appointed Jonathan Ilany, formerly the Company’s Co-Chief Executive Officer, as the Company’s sole Chief Executive Officer effective November 10, 2015.  Also on November 10, 2015, Mr. Ilany resigned as a Class I director and was appointed as a Class III director. The authorized number of directors of the Board has been reduced from seven to six members.

Item 7.01	Regulation FD Disclosure.

Included in the press release furnished as Exhibit 99.1 was an announcement that the board of directors of the Company has declared a cash dividend of $0.025 per share to Tiptree's Class A stockholders and Tiptree Financial Partners, L.P.'s limited partners on an as exchanged basis with a record date of November 23, 2015, and a payment date of November 30, 2015.

The information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. Furthermore, the information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) List of Exhibits:

99.1    Tiptree Financial Inc. press release, dated November 13, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPTREE FINANCIAL INC.

Date:	November 13, 2015	By:	/s/ Jonathan Ilany
Name: Jonathan Ilany
Title: Chief Executive Officer